INVESTOR PRESENTATION: SECOND QUARTER 2021

2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," "should," "are confident," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. Risks and uncertainties related to the duration and impact of the COVID-19 pandemic on the Company and the factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 30, 2021, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2021 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on August 26, 2021 which is available in the "Investors" section of the company's website, located at corporate.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. As used in the presentation, "Hollister" refers to the company's Hollister, Gilly Hicks, and Social Tourist brands and "Abercrombie" refers to the company's Abercrombie & Fitch and abercrombie kids brands. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.

3 TABLE OF CONTENTS Safe Harbor and Other Information 2 Company Overview 4 Focus Areas 7 Digital Evolution 13 Global Store Network Optimization 15 Q2 2021 Results 18 Financial Position, Liquidity & Capital Allocation 24 Appendix 30

4 COMPANY OVERVIEW

5 GILLY HICKS Hollister also carries an intimates brand, Gilly Hicks. At Gilly Hicks, we know everyone has their own unique happy place. We exist to help you find yours. Gilly Hicks is an underwear, activewear and loungewear brand designed to give all Gen Z customers their daily dose of happy. SOCIAL TOURIST Social Tourist is the creative vision of Hollister, the teen brand liberating the spirit of an endless summer, and social media personalities Dixie and Charli D’Amelio. The lifestyle brand creates trend forward apparel that allows teens to experiment with their style, while exploring the duality of who they are both on social media and in real life. HOLLISTER The quintessential apparel brand of the global teen consumer, Hollister Co. believes in liberating the spirit of an endless summer inside everyone. At Hollister, summer isn’t just a season, it’s a state of mind. Hollister creates carefree style designed to make all teens feel celebrated and comfortable in their own skin, so they can live in a summer mindset all year long, whatever the season. ABERCROMBIE & FITCH Abercrombie & Fitch believes that every day should feel as exceptional as the start of the long weekend.   Since 1892, the brand has been a specialty retailer of quality apparel, outerwear and fragrance - designed to inspire our global customers to feel confident, be comfortable and face their Fierce. ABERCROMBIE KIDS A global specialty retailer of quality, comfortable, made-to-play favorites, abercrombie kids sees the world through kids’ eyes, where play is life and every day is an opportunity to be anything and better everything. COMPANY OVERVIEW OUR FIVE GLOBAL BRANDS

6 COMPANY-OPERATED RETAIL STORES COMPANY OVERVIEW GLOBAL, DIGITALLY-LED OMNICHANNEL RETAILER THE COMPANY'S PRODUCTS ARE SOLD GLOBALLY, PRIMARILY THROUGH ITS COMPANY-OWNED DIGITAL AND STORE CHANNELS, AS WELL AS THROUGH VARIOUS THIRD-PARTY ARRANGEMENTS 23 CAPABILITY TO SHIP TO OVER 110 COUNTRIES INTERNATIONAL THIRD-PARTY OPERATED STORES GLOBAL BRANDS WHOLESALE PARTNERSHIPS, PRIMARILY INTERNATIONAL COUNTRIES WITH SHIP- FROM-STORE & 10 WITH PURCHASE-ONLINE-PICK- UP-IN-STORE CAPABILITIES OF FISCAL 2020 NET SALES WERE DERIVED INTERNATIONALLY 12 8 110 OF FISCAL 2020 NET SALES WERE DERIVED DIGITALLY Information provided on this slide is as of July 31, 2021 unless otherwise specified. 733 54% 32% 5

7 FOCUS AREAS

8 OPTIMIZING OUR GLOBAL STORE NETWORK • Rightsizing store fleet and adapting to the evolving role of the store as customers' shopping preferences shift ENHANCING DIGITAL AND OMNICHANNEL CAPABILITIES • Creating best-in-class customer experiences while growing profitably across channels INCREASING THE SPEED AND EFFICIENCY OF OUR CONCEPT-TO-CUSTOMER PRODUCT LIFE CYCLE • Investing in capabilities to position supply chain for greater speed, agility and flexibility • Utilizing data and analytics to offer the right product at the right time and the right price IMPROVING OUR CUSTOMER ENGAGEMENT THROUGH OUR LOYALTY PROGRAMS AND MARKETING OPTIMIZATION • Leveraging data, including our loyalty programs, to engage with customers across channels • Driving more efficient and effective marketing spend THE FOLLOWING TRANSFORMATION INITIATIVES HAVE CREATED THE FOUNDATION TO ALLOW US TO QUICKLY RESPOND TO COVID-19 AND FOCUS ON LONG-TERM SUSTAINABLE GROWTH: 1 2 3 4 FOCUS AREAS OUR PREVIOUSLY-STATED TRANSFORMATION INITIATIVES

9 ACCELERATING DIGITAL, DATA AND TECHNOLOGY INVESTMENTS TO INCREASE AGILITY AND IMPROVE CUSTOMER EXPERIENCE INCREASING OUR MARKETING INVESTMENTS TO BUILD ON THE MOMENTUM WE SEE ACROSS BRANDS AND GEOGRAPHIES DEDICATING RESOURCES TOWARDS CONTINUING GILLY HICKS GROWTH AND LAUNCHING SOCIAL TOURIST OPTIMIZING SQUARE FOOTAGE WHILE BEING OPPORTUNISTIC IN GLOBAL STORE EXPANSION INTEGRATING ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRACTICES AND STANDARDS THROUGHOUT THE ORGANIZATION FOCUS AREAS OUR FOCUS AREAS FOR 2021 WE ENTERED 2021 ON OFFENSE WHILE WORKING TOWARDS RECAPTURING LOST SALES DUE TO COVID-19. WHILE WE CONTINUE TO OPERATE IN AN UNCERTAIN ENVIRONMENT, WE WILL FOCUS ON WHAT WE CAN CONTROL.

10 FOCUS AREAS GILLY HICKS BRAND EVOLUTION THE COMPANY RECENTLY ANNOUNCED STEPS IN ITS GROWTH STRATEGY INCLUDING A NEW MORE GENDER-INCLUSIVE ASSORTMENT EXPANDED PRODUCT ASSORTMENT, A NEW STORE PROTOTYPE AND DIGITAL EXPERIENCE, AND A REIMAGINED BRAND PURPOSE ANNOUNCED: July 15, 2021 BRAND PURPOSE: Giving Gen Z their daily dose of happy NEW MORE GENDER-INCLUSIVE PRODUCT ASSORTMENT: Underwear, loungewear and activewear in patterns and colors that match everyone's styles, regardless of gender identity STAND ALONE STORE CONCEPT: Gilly Hicks store opened at Easton Town Center in Columbus, Ohio AVAILABLE AT: Hollister stores globally and online at www.gillyhicks.com

11 FOCUS AREAS CUSTOMER REACTION TO GILLY HICKS RELAUNCH HAS BEEN POSITIVE During Q2 2021, the company opened the first Gilly Hicks standalone store concept at Easton Town Center in Columbus, OH and introduced updated side-by-side with Hollister store experiences, including 20 refreshes to existing side-by-side formats and 3 new locations, all of which incorporate elements from the standalone stores. STANDALONE STORE, EASTON TOWN CENTER UPDATED STORE EXPERIENCES: RHEIN CENTER, DE; SHOPPING CITY SUD, AT; PROMENADE, CA

12 FOCUS AREAS HOW WE ARE NAVIGATING COVID-19 FOCUSING ON THE WELL-BEING OF ASSOCIATES AND CUSTOMERS Implemented a range of health and safety measures with the well-being of the Company’s customers, associates and business partners in mind, including but not limited to ensuring all stores follow local mandates relating to face coverings, social distancing, cleaning measures, reduced operating hours and/or temporary closures OPTIMIZING DIGITAL OPERATIONS • Following recommended cleaning and distancing measures in the company's distribution centers to continue digital operations and mitigate shipping delays • Focusing on a seamless digital checkout experience for customers • Continuing to offer Purchase-Online-Pickup-in-Store, including curbside pickup at a majority of U.S. locations. • Working cross-functionally and utilizing Ship-from-Store capabilities to best leverage in-store inventory • Offered flexible return dates as stores reopened and extended our return policy to cover the period of store closures CONSERVATIVELY MANAGING CASH FLOWS IN THE NEAR-TERM GIVEN CONTINUED GLOBAL UNCERTAINTY AND TEMPORARY STORE CLOSURES •   Partnering with merchandise and non-merchandise vendors in regards to payment terms • Reevaluating budgeted expenses to better align operating costs with expected sales • Tightly managing inventories • Continuing suspension of the company's dividend program • Assessing government policy and economic stimulus responses to COVID-19

13 DIGITAL EVOLUTION

14 DIGITAL EVOLUTION INVESTMENTS TO SUPPORT TRANSFORMATION TO A DIGITALLY-LED GLOBAL OMNI-CHANNEL RETAILER * In fiscal 2020, the company was impacted by the COVID-19 pandemic and experienced widespread temporary store closures, while the company’s digital operations continued to serve the customers during this unprecedented period. INVESTMENTS IN DIGITAL AND OMNICHANNEL CAPABILITIES OF $150M+ FISCAL 2017 - FISCAL 2020 FISCAL 2017 Digital sales penetration of 28%, <$1.0B FISCAL 2020* Digital sales penetration of 54%, $1.7B+ EXPECTED DIGITAL AND OMNICHANNEL INVESTMENTS FOR THE YEAR OF $50M+ FISCAL 2021

15 GLOBAL STORE NETWORK OPTIMIZATION

16 Total stores FY17 FY18 FY19 FY20 Q2 21 * Prior period figures have been revised to reflect a change in classification of certain stores to be consistent with current presentation. GROSS SQUARE FOOTAGE (in thousands) FY 17 FY 18 FY 19 FY 20 Q2 21 6,710 6,566 6,314 5,232 5,150 GLOBAL STORE NETWORK OPTIMIZATION ROUGHLY HALF OF GLOBAL STORE BASE IN UPDATED FORMATS; REMOVED 1.6M GROSS SQUARE FEET GLOBALLY SINCE 2017

17* Mall rating based on Green Street Advisors as of March 2021. YTD STORE OPTIMIZATION ACTIVITY Q2 2021 STORE FLEET DETAIL HOLLISTER ABERCROMBIE TOTAL COMPANY # OF STORES % OF FLEET # OF STORES % OF FLEET # OF STORES % OF FLEET LEGACY STORES 193 38% 106 46% 299 41% UPDATED FORMATS 299 59% 78 34% 377 51% OUTLETS 12 2% 39 17% 51 7% FLAGSHIPS 1 —% 5 2% 6 1% TOTAL 505 100% 228 100% 733 100% HOLLISTER ABERCROMBIE TOTAL NEW STORES 12 6 18 REMODELS 1 — 1 RIGHT-SIZES 2 3 5 NEW EXPERIENCES 15 9 24 PERMANENT CLOSURES (4) (16) (20) GLOBAL STORE NETWORK OPTIMIZATION 90% OF U.S. STORES LOCATED IN A/B MALLS; CONTINUE TO REPOSITION GLOBAL FLEET FLAGSHIP STORE CLOSURES/ LEASE EXPIRATIONS (1) (1) Includes the A&F Singapore location, which closed in the first quarter of 2021, as well as the A&F 5th Avenue, New York City and A&F Hamburg, Germany locations. (2) Includes the A&F Amsterdam, Netherlands and the A&F Shanghai, China locations. (3) Includes the Hollister 5th Avenue, New York City and the A&F Ginza, Japan locations. (2) Q2 2021 U.S. STORE FLEET * A MALL B MALL C MALL FLAGSHIPS TOTAL # OF STORES 237 246 49 2 534 % OF U.S. FLEET 44% 46% 9% —% 100% (3)

18 Q2 2021 RESULTS

19 “As our customers’ mindset shifted to summer, we continued to deliver on product, voice and experience. Total net sales grew 24% year-over-year, or 3% from 2019. Our largest market, the U.S., had healthy net sales growth of 31% on a one-year and 11% on a two-year basis. As customers returned to stores, digital net sales held steady to last year, and remained highly penetrated, representing 44% of total second quarter sales. Our gross profit rate expanded dramatically, rising 450 basis points from last year and 590 basis points from the second quarter of 2019, benefiting from double-digit AUR improvement. Combined with ongoing expense management, we expanded our operating margin by 1130 basis points year-over-year and 1800 basis points on a two-year basis.” “Momentum has continued quarter-to-date. We have had a strong start to the U.S. back-to-school season. Reception to the Gilly Hicks brand relaunch, associated product, and updated store experiences has been very positive. At our newest brand, Social Tourist, we are excited about our learnings and results since its launch just three months ago. Looking ahead, we will remain on offense and are confident that the proactive steps we have taken to evolve our operating model and cost structure, combined with evolved brand positioning, should continue to yield near and long-term benefits.” FRAN HOROWITZ, CHIEF EXECUTIVE OFFICER Q2 2021 RESULTS CEO COMMENTARY

20 SIGNIFICANT ITEMS IMPACTING Q2 2021 RESULTS • Net sales increased 24%, or $167M, as compared to last year, reflecting an increase in store sales as the company anniversaries prior year COVID-19 related store closures. • Gross margin rate improved 450 basis points as compared to last year to 65.2% driven by higher average unit retail on lower promotions. • Store occupancy expense decreased $25M, reflecting a decrease in store count and favorable rent negotiations, and approximately $9M in benefits during Q2 2021 related to rent abatements and a settlement related to a prior flagship closure. • Store payroll expense increased $22M, reflecting the return of certain expenses saved last year during COVID-19 temporary store closures. • Marketing expense increased $13M, reflecting the company's initiatives to make strategic investments across marketing. • Asset impairment charges of $0.8M and $8M for this year and last year, respectively. (1) Adjusted non-GAAP results exclude the effect of certain items set out of page 31. (2) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results using a 26% tax rate. Q2 2021 Q2 2020 GAAP $1.69 $0.09 EXCLUDED ITEMS, NET OF TAX EFFECT (1) (0.01) (0.15) ADJUSTED NON-GAAP $1.70 $0.23 IMPACT FROM FOREIGN CURRENCY EXCHANGE RATES (2) — 0.04 ADJUSTED NON-GAAP ON A CONSTANT CURRENCY BASIS $1.70 $0.27 Q2 2021 RESULTS NET INCOME (LOSS) PER SHARE

21 TOTAL COMPANY NET SALES UP 24% AND 3% COMPARED TO Q2 2020 AND Q2 2019, RESPECTIVELY, TO $865M DIGITAL SALES DOWN 3% AND UP 52% TO LAST YEAR AND 2019, RESPECTIVELY, RESULTING IN Q2 2021 DIGITAL SALES OF $376M, OR 44% OF TOTAL NET SALES ABERCROMBIE $350M UP 30% TO LAST YEAR 40.5% OF TOTAL NET SALES HOLLISTER $514M UP 20% TO LAST YEAR 59.5% OF TOTAL NET SALES EMEA $191M UP 11% TO LAST YEAR 22.1% OF TOTAL NET SALES UNITED STATES $602M UP 31% TO LAST YEAR 69.6% OF TOTAL NET SALES APAC $41M DOWN 1% TO LAST YEAR 4.8% OF TOTAL NET SALES OTHER $31M UP 17% TO LAST YEAR 3.6% OF TOTAL NET SALES Q2 2021 RESULTS NET SALES

Q2 2021 RESULTS

OPERATING EXPENSE

GAAP

(in thousands)	Q2 2021	% OF NET SALES	Q2 2020	% OF NET SALES	Δ BPS [3]
STORE OCCUPANCY [1]	$102,194	11.8%	$126,733	18.1%	(630)
ALL OTHER [2]	223,741	25.9%	183,637	26.3%	(40)
STORES AND DISTRIBUTION	325,935	37.7%	310,370	44.4%	(670)
MARKETING, GENERAL & ADMINISTRATIVE	123,913	14.3%	97,252	13.9%	40
FLAGSHIP STORE EXIT BENEFITS	(88)	0.0%	(3,884)	(0.6)%	60
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	786	0.1%	8,083	1.2%	(110)
TOTAL	**$450,546**	**52.1%**	**$411,821**	**59.0%**	**(690)**

NON-GAAP*

(in thousands)	Q2 2021	% OF NET SALES	Q2 2020	% OF NET SALES	Δ BPS [3]
STORE OCCUPANCY [1]	$102,194	11.8%	$126,733	18.1%	(630)
ALL OTHER [2]	223,741	25.9%	183,637	26.3%	(40)
STORES AND DISTRIBUTION	325,935	37.7%	310,370	44.4%	(670)
MARKETING, GENERAL & ADMINISTRATIVE	123,913	14.3%	97,252	13.9%	40
FLAGSHIP STORE EXIT BENEFITS	(88)	0.0%	(3,884)	(0.6)%	60
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	—	0.0%	—	0.0%	—
TOTAL	**$449,760**	**52.0%**	**$403,738**	**57.8%**	**(580)**

* Q2 non-GAAP operating expense is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 31.
(1) Includes operating lease costs, other landlord charges, utilities, depreciation and other occupancy expense.
(2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs.
(3) Rounded based on reported percentages.

22

23 (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. GAAP (in thousands) Q2 2021   % OF NET SALES Q2 2020   % OF NET SALES Q2 2019 % OF NET SALES NET SALES $864,850 100.0% $698,328 100.0% $841,078 100.0% GROSS PROFIT (1) 563,485 65.2% 423,608 60.7% 498,633 59.3% OPERATING EXPENSE 450,546 52.1% 411,821 59.0% 537,750 63.9% OTHER OPERATING (INCOME) LOSS, NET (1,848) (0.2)% (2,356) (0.3)% 367 0.0% OPERATING INCOME (LOSS) 114,787 13.3% 14,143 2.0% (39,484) (4.7)% INTEREST EXPENSE, NET 11,275 1.3% 7,098 1.0% 1,370 0.2% INCOME (LOSS) BEFORE INCOME TAXES 103,512 12.0% 7,045 1.0% (40,854) (4.9)% INCOME TAX (BENEFIT) EXPENSE (6,944) (0.8)% 1,253 0.2% (11,330) (1.3)% NET INCOME (LOSS) $108,500 12.5% $5,464 0.8% $(31,142) (3.7)% NET INCOME (LOSS) PER SHARE BASIC $1.77 $0.09 $(0.48) DILUTED $1.69 $0.09 $(0.48) WEIGHTED-AVERAGE SHARES BASIC 61,428 62,527 65,156 DILUTED 64,136 63,286 65,156 Q2 2021 RESULTS INCOME STATEMENT

24 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION

25 CASH & EQUIVALENTS $922M AS COMPARED TO $767M LAST YEAR SHORT-TERM BORROWINGS NO BORROWINGS OUTSTANDING UNDER ABL FACILITY $249M OF BORROWING AVAILABLE UNDER ABL FACILITY AS OF JULY 31, 2021 GROSS LONG-TERM BORROWINGS $308M OUTSTANDING AS COMPARED TO $350M LAST YEAR INVENTORIES $416M DOWN 8% FROM LAST YEAR * Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility. FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION FINANCIAL POSITION AND LIQUIDITY SUMMARY

26 (in thousands) NET CASH PROVIDED BY OPERATING ACTIVITIES CAPITAL EXPENDITURES FREE CASH FLOW (1) FY 2016 $185,169 $140,844 $44,325 FY 2017 $287,658 $107,001 $180,657 FY 2018 $352,933 $152,393 $200,540 FY 2019 $300,685 $202,784 $97,901 FY 2020 $404,918 $101,910 $303,008 (1) Free cash flow is a non-GAAP measure and is computed by subtracting capital expenditures from net cash provided by operating activities, both of which are disclosed in the table above, preceding the measure of free cash flow. YEAR TO DATE PERIOD ENDED (in thousands) JULY 31, 2021 AUGUST 1, 2020 NET CASH PROVIDED BY OPERATING ACTIVITIES $49,945 $46,233 NET CASH USED FOR INVESTING ACTIVITIES $(35,269) $(25,621) NET CASH (USED FOR) PROVIDED BY FINANCING ACTIVITIES $(200,247) $71,329 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION CASH FLOW SUMMARY

27 SHARE REPURCHASES (in thousands, except for average cost) NUMBER OF SHARES COST AVERAGE COST DIVIDENDS TOTAL FY 2016 — $— $— $54,066 $54,066 FY 2017 — $— $— $54,392 $54,392 FY 2018 2,932 $68,670 $23.42 $53,714 $122,384 FY 2019 3,957 $63,542 $16.06 $51,510 $115,052 FY 2020 1,397 $15,172 $10.86 $12,556 $27,728 YTD 2021 3,451 $135,249 $39.19 $— $135,249 In order to preserve liquidity and increase financial flexibility in light of COVID-19, during fiscal 2020 the company suspended its share repurchase and dividend programs. The Company has since resumed share repurchase activity. At the end of Q2 2021, the Company had approximately 6.5 million shares remaining available for purchase under its publicly announced February 2021 stock repurchase authorization. (in thousands) FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q2 2021 ENDING SHARES OUTSTANDING 67,758 68,195 66,227 62,786 62,399 59,692 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION SHARE REPURCHASES AND DIVIDENDS

28 (in thousands) JULY 31, 2021 JANUARY 30, 2021 AUGUST 1, 2020 CASH AND EQUIVALENTS $921,504 $1,104,862 $766,721 RECEIVABLES 87,151 83,857 88,323 INVENTORIES 415,604 404,053 453,239 OTHER CURRENT ASSETS 77,392 68,857 75,160 TOTAL CURRENT ASSETS $1,501,651 $1,661,629 $1,383,443 PROPERTY AND EQUIPMENT, NET 532,795 550,587 635,703 OPERATING LEASE RIGHT-OF-USE ASSETS 791,036 893,989 1,073,464 OTHER ASSETS 229,911 208,697 216,204 TOTAL ASSETS $3,055,393 $3,314,902 $3,308,814 ACCOUNTS PAYABLE $289,475 $289,396 $284,221 ACCRUED EXPENSES 351,991 396,365 351,849 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 219,453 248,846 278,495 INCOME TAXES PAYABLE 26,260 24,792 6,425 TOTAL CURRENT LIABILITIES $887,179 $959,399 $920,990 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 791,793 957,588 1,122,853 LONG-TERM BORROWINGS, NET 303,015 343,910 343,250 OTHER LIABILITIES 106,473 104,693 108,111 TOTAL LONG-TERM LIABILITIES $1,201,281 $1,406,191 $1,574,214 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 956,566 936,628 805,681 NONCONTROLLING INTEREST 10,367 12,684 7,929 TOTAL STOCKHOLDERS' EQUITY $966,933 $949,312 $813,610 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $3,055,393 $3,314,902 $3,308,814 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION BALANCE SHEET

29 YEAR TO DATE PERIOD ENDED (in thousands) JULY 31, 2021 AUGUST 1, 2020 NET CASH PROVIDED BY OPERATING ACTIVITIES $49,945 $46,233 PURCHASES OF PROPERTY AND EQUIPMENT (35,269) (75,621) WITHDRAWAL OF FUNDS FROM RABBI TRUST ASSETS — 50,000 NET CASH USED FOR INVESTING ACTIVITIES $(35,269) $(25,621) PROCEEDS FROM ISSUANCE OF SENIOR SECURED NOTES — 350,000 PURCHASE OF SENIOR SECURED NOTES (46,969) — PROCEEDS FROM BORROWINGS UNDER THE ABL FACILITY — 210,000 REPAYMENT OF TERM LOAN FACILITY BORROWINGS — (233,250) REPAYMENT OF ABL FACILITY BORROWINGS — (210,000) PAYMENT OF DEBT ISSUANCE OR MODIFICATION COSTS AND FEES (1,837) (6,558) PURCHASES OF COMMON STOCK (135,249) (15,172) DIVIDENDS PAID — (12,556) OTHER FINANCING ACTIVITIES (16,192) (11,135) NET CASH (USED FOR) PROVIDED BY FINANCING ACTIVITIES $(200,247) $71,329 EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH (2,547) 1,785 NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(188,118) $93,726 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $1,124,157 $692,264 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $936,039 $785,990 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION STATEMENT OF CASH FLOWS

30 APPENDIX

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

NET SALES	Q2 2021	Q2 2020	Δ %
GAAP	$864,850	$698,328	24%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	16,706	(2)%
NON-GAAP CONSTANT CURRENCY BASIS	$864,850	$715,034	21%

GROSS PROFIT	Q2 2021	Q2 2020	Δ BPS (2)
GAAP	$563,485	$423,608	450
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	12,178	(20)
NON-GAAP CONSTANT CURRENCY BASIS	$563,485	$435,786	430

OPERATING INCOME (LOSS)	Q2 2021	Q2 2020	Δ BPS (2)
GAAP	$114,787	$14,143	1,130
EXCLUDED ITEMS (3)	(786)	(8,083)	110
ADJUSTED NON-GAAP	$115,573	$22,226	1,020
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	3,418	(40)
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$115,573	$25,644	980

NET INCOME (LOSS) PER DILUTED SHARE	Q2 2021	Q2 2020	Δ $
GAAP	$1.69	$0.09	$1.60
EXCLUDED ITEMS, NET OF TAX (3)	(0.01)	(0.15)	0.14
ADJUSTED NON-GAAP	$1.70	$0.23	$1.47
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	0.04	(0.04)
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$1.70	$0.27	$1.43

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excludes pre-tax store asset impairment charges.

31

32 (1) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. (in thousands) Q2 2021 GAAP EXCLUDED ITEMS Q2 2021 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $786 $786 $— OPERATING INCOME 114,787 (786) 115,573 INCOME BEFORE INCOME TAXES 103,512 (786) 104,298 INCOME TAX EXPENSE (1) (6,944) (224) (6,720) NET INCOME $108,500 $(562) $109,062 NET INCOME PER DILUTED SHARE $1.69 $(0.01) $1.70 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 64,136 64,136 (in thousands) Q2 2020 GAAP EXCLUDED ITEMS Q2 2020 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $8,083 $8,083 $— OPERATING LOSS 14,143 (8,083) 22,226 LOSS BEFORE INCOME TAXES 7,045 (8,083) 15,128 INCOME TAX EXPENSE (1) 1,253 1,166 87 NET LOSS $5,464 $(9,249) $14,713 NET LOSS PER DILUTED SHARE $0.09 $(0.15) $0.23 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 63,286 63,286 APPENDIX RECONCILIATION OF GAAP TO NON-GAAP RESULTS